POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of Christine Ocampo and
Ryan Murr, the
undersigned's true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or
 director Avanir Pharmaceuticals (the "Company"), Forms 3, 4 and 5 in accordance with
 Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and
the rules
 thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or
 desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment
 or amendments thereto, and timely file any such form with the United States
Securities and
 Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the
 opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required
 by, the undersigned, it being understood that the documents executed by such attorney-in-fact on
 behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
 contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
 discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully
do or cause to be done pursuant to this power of attorney.  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered
to the attorneys-in-fact.

The undersigned has caused this Power of Attorney to be executed as of this 10th day
of March, 2008.

/s/ Keith A. Katkin
Signature

Keith A. Katkin
Print Name